NAME OF SUBSCRIBER:	SUBSCRIPTION AMOUNT:	$

To:	Derycz Scientific, Inc. 10990 Wilshire Blvd., Suite 1410 Los Angeles, CA 90024
Attn:	Mr. Peter Derycz President

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in Derycz Scientific, Inc. (the “Company”). T. R. Winston & Company, LLC (the “Placement Agent”) shall serve as the placement agent of the Company in conducting a private placement (the “Offering”) of Securities, consisting of 1 share of common stock of the Company (the “Shares”) and, for every 2 shares purchased, a Warrant to purchase 1 share of common stock of the Company (the “Warrants”, the Shares and Warrants are collectively referred to as the “Securities”), at a purchase price of $1.25 per share. The Offering is being conducted on a “best efforts” basis with a maximum of 2,500,000 Shares being offered, subject to an over-allotment option of 20% (500,000 Shares).

1. Subscription and Purchase Price

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Shares and Warrants indicated on page 13 hereof on the terms and conditions described herein. The minimum amount of Shares and Warrants that may be purchased is $50,000. Subscriptions for lesser amounts may be accepted at the discretion of the Company and the Placement Agent.

(b) Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Securities shall be $1.00 per Share, for an aggregate purchase price as set forth on page 13 hereof (the “Aggregate Purchase Price”). The undersigned’s delivery of this Agreement to the Placement Agent shall be accompanied by payment for the Securities subscribed for hereunder, payable in United States dollars, by check made payable to the order of “Richardson & Patel LLP Client Trust Account f/b/o Derycz Scientific, Inc.” or by wire transfer of immediately available funds delivered contemporaneously with the undersigned’s delivery of this Agreement to the Placement Agent. The undersigned understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2. Acceptance, Offering Term and Closing Procedures

(a) Acceptance or Rejection. The obligation of the undersigned to purchase the Securities shall be irrevocable, and the undersigned shall be legally bound to purchase the Securities subject to the terms set forth in this Agreement. The undersigned understands and agrees that the Company and the Placement Agent reserve the right to reject this subscription for the Securities in whole or part in any order at any time prior to the closing (the “Closing”) of the purchase and sale of the Securities if, in their reasonable judgment, they deem such action to be in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription. In the event of rejection of this subscription by the Company or the Placement Agent in accordance with this Section 2, or the sale of the Securities is not consummated by the Placement Agent for any reason, this Agreement and any other agreement entered into between the undersigned and the Placement Agent relating to this subscription shall thereafter have no force or effect, and the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(b) Offering Term. The subscription period for the Offering will begin as of the date of the Memorandum, and will terminate upon the occurrence of the earlier of (a) the 30th day thereafter, unless extended by the Company and the Placement Agent for up to two successive 30-day periods, or (b) the Company’s acceptance of subscriptions for 3,000,000 Shares offered and the receipt of payment therefor.

(c) Placement Agent. The Company has retained the Placement Agent to coordinate the offering as the Company’s exclusive placement agent. See the Memorandum for a description of the compensation payable to the Placement Agent and other terms of the Offering.

(d) Closing. Each Closing shall take place at such times as determined by the Company (each closing date referred to as a “Closing Date”), or such other date as is mutually agreed to by the parties and the undersigned. The Common Stock and the Warrants purchased by the Subscriber will be delivered by the Company promptly following a Closing.

3. Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company and the Placement Agent and its affiliates, as follows:

(a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b) The undersigned acknowledges his, her or its understanding that the offering and sale of the Common Stock, the Warrants and the common stock issuable upon exercise of the Warrants (the “Securities”) are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company and the Placement Agent and its affiliates as follows:

(i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or resale in connection with, any distribution of the Securities.

(iii) The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company;

(iv) The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum, dated December 4, 2006, together with all appendices thereto (as such documents may be amended or supplemented, the “Memorandum”), relating to the private placement by the Company of the Securities, and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement; and

(v) The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Shares.

(c) The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d) The undersigned (and his, her or its Advisors, if any) has been furnished with a copy of the Memorandum.

(e) The undersigned is not relying on the Placement Agent or its affiliates or sub-agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Shares as such are described in the Memorandum, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agent or any affiliate or sub-agent thereof.

(f) The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided in Section 5 hereof, the Company is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(g) No representations or warranties have been made to the undersigned by the Company or the Placement Agent, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company or the Placement Agent contained herein and in the Memorandum, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

(h) The undersigned understands and acknowledges that his, her or its purchase of the Securities is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption “Cautionary Language Regarding Forward-Looking Statements and Industry Data” and “Risk Factors” therein, and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business.

(i) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(j) The undersigned understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(k) Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

(l) The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(m) The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n) The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent, its sub-agents or as otherwise described in the Memorandum).

(o) The undersigned is not relying on the Company, the Placement Agent or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(p) The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(q) No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum.

(r) The undersigned’s substantive relationship with the Placement Agent or sub-agents through which the undersigned is subscribing for Securities predates the Placement Agent’s or such sub-agents’ contact with the undersigned regarding an investment in the Securities.

(s) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(t) The foregoing representations, warranties and agreements shall survive the Closing.

4. The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each of the undersigned, as follows:

(a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b) The Securities to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c) Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Incorporation or By-laws, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d) After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, the Company will have the outstanding capital stock as described in the Memorandum.

(e) The information contained in the Memorandum is true and correct in all material respects as of its date.

5. Registration Rights

 (a) The Company shall prepare and file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Common Stock and shares of Common Stock issuable upon the exercise of the Warrants (“Registrable Securities”) by no later than 60 days after the final Closing Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible after the initial filing. The Company will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until 12 months after that date; provided, however, that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any of the Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the right of the undersigned pursuant to this Section 5(a) for more than 60 days in the aggregate. “Potential Material Event” means the possession by the Company of material information regarding a potential transaction not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

(b) The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(c) The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

(d) Each of the Company and the Subscriber shall indemnify the other party hereto and their respective officers, directors, employees and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 5, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration.

(e) In the event the Company receives a Rule 415 comment from the SEC pertaining to the shares included for registration, and determines that in connection with responding thereto removal of some of the shares for registration would be appropriate, the Company shall use the following order of cutback: first, shares of officers or directors; second, shares of existing shareholders; third, shares underlying the warrants issued to the placement agent; fourth, shares underlying the warrants issued to the investors in this Offering; and last, the shares issued to the investors in this Offering.

6. Use of Proceeds

The net proceeds of the Offering will be used in a manner consistent with the plan described in “Use of Proceeds” in the Memorandum.

7. Indemnity; Escrow Release

(a) The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

(b) The Subscriber acknowledges that the Placement Agent may act on behalf of the Subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the Subscribers’ subscription funds held in escrow to the Company at such time. In doing so, however, the Placement Agent makes no representation or warranty to the Subscribers as to the satisfaction of all conditions precedent to the closing or with respect to any due diligence investigations concerning the Company, all of which shall be and remain the Subscriber’s own responsibility.

8. Conditions to Acceptance of Subscription

The Company’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

(a) On the Closing Date, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

9. Notices to Subscribers

(a) THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b) THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

10. Miscellaneous Provisions

(a) Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b) Survival. The undersigned’s representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(c) Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(e) Assignability. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Company to a proposed publicly-traded successor company.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. U.S.A. Patriot Act Representations.

(a) Subscriber represents, warrants and covenants that Subscriber:

(i)(a) is subscribing for the Securities for Subscriber’s own account, own risk and own beneficial interest, (b) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an “Underlying Beneficial Owner”) and no Underlying Beneficial Owner will have a beneficial or economic interest in the Securities being purchased by Subscriber (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (c) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an “Entity”), has carried out thorough due diligence as to and established the identities of such Entity’s investors, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a “Related Person” of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Subscriber’s resale or other disposition of all the Common Stock underlying the Securities and Warrants, will request such additional information as the Company may require to verify such identities as may be required by applicable law, and will make such information available to the Company upon its request, and (d) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Common Stock and Warrants to any Underlying Beneficial Owner or any other person; or

(ii)(a) is subscribing for the Securities as a record owner and will not have a beneficial ownership interest in the Securities, (b) is acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners (as defined in (A)(i)(a) above), and understands and acknowledges that the representations, warranties and agreements made in this Agreement are made by Subscriber with respect to both Subscriber and the Underlying Beneficial Owner(s), (c) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under the Subscription Agreement, (d) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner’s Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Subscriber’s resale or other disposition of all the Common Stock and Warrants, and will make such information available to the Company upon its request and (e) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Common Stock and Warrants to any person other than the Underlying Beneficial Owner(s).

(b) Subscriber hereby represents and warrants that the proposed investment in the Company that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Subscriber, including anti-money laundering laws (a “Prohibited Investment”).

(c) Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. Subscriber hereby represents and warrants that neither Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.

(d) Subscriber represents and warrants that neither Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. §5311 et seq.), as amended, and any regulations promulgated thereunder.

(e) Subscriber agrees promptly to notify the Company should Subscriber become aware of any change in the information set forth in paragraphs (a) through (d).

(f) Subscriber agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives (each, an “Indemnitee”) from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) (collectively, “Damages”) which may result, directly or indirectly, from Subscriber’s misrepresentations or misstatements contained herein or breaches hereof relating to paragraphs (a) through (d).

(g) Subscriber understands and agrees that, notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following Subscriber’s investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and Subscriber shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.

(h) Upon the written request from the Company, Subscriber agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Subscriber understands and agrees that the Company may release confidential information about Subscriber and, if applicable, any Underlying Beneficial Owner(s) or Related Person(s) to any person, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2006.

________________________	x $1.00 for each Share	= $_____________________.
Shares subscribed for		Aggregate Purchase Price

The number of Warrants issuable will be equal to the number of Shares subscribed for divided by 2, without giving effect to any fractional warrants.

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2006, on behalf of the Company.

By:
Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name: Title:

[seal]

Attest:
(If Entity is a Corporation)

Address

ACCEPTED this ____ day of __________ 2006, on behalf of the Company.

By:
Name: Title:

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase the Securities, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of Reprints Desk, Inc. or Derycz Scientific, Inc.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Securities.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in Securities of the Company, your:

Investment Objectives:	☒ Aggressive Growth	☒ Speculation
Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☒ High Risk

Are you associated with a NASD Member Firm?	☐ Yes	☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____	____	I/We have received a copy of the offering Memorandum.

____	____	I/We have reviewed the risk sections of the offering Memorandum.

____	____	I/We understand that this investment is not guaranteed.

____	____	I/We are aware that this investment is not liquid.

____	____	I/We meet the suitability standards listed in the offering Memorandum.

____	____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____	____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Securities of the Company.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)

Title of Signatory (Entities only)